SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549


                                      FORM 8-K



                                   CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):September 18, 1997
                                                 __________________


                         Comm Bancorp, Inc.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)



        Pennsylvania              0-17455            23-2242292
_______________________________   ______________     ________________
(State or other jurisdiction of   (Commission        (I.R.S. employer
 incorporation)                    file number)       Identification No.)




521 Main Street, Forest City, Pennsylvania          18421
__________________________________________          _________________
(Address of Principal Executive Offices)            (Zip Code)



Registrant's telephone number, including area code: (717)785-3181
                                                    _____________



Former name or former address, if changed from last report:
Not Applicable.














                                     Page 1 of 5

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          An amendment to Article 16 of the Registrant's Amended Articles of Incorporation was effective on September 18, 1997. Such amendment relaxed the 75% supermajority voting requirement to approve a Fundamental Transaction in which the Registrant is the surviving or continuing entity to an affirmative vote of a majority of the outstanding shares of the Registrant's common stock. In all other Fundamental Transactions, holders of 75% of the shares of the Registrant's common stock shall affirmatively vote to approve such transaction.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statement of Business Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable.

          (c)  Exhibits.

               99.1 Copy of amended Item 16 from the Company's Amended Articles of Incorporation as of September 18, 1997.

               99.2 Summary of the results of matters submitted for vote at the Company's Shareholder Meeting conducted on September 12, 1997.

Item 8.   Change in fiscal year.

          Not Applicable.








                                     SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             COMM BANCORP, INC.
                                             __________________
                                             (Registrant)



Date: September 18, 1997                 /s/ Scott A. Seasock
                                         ____________________
                                         Scott A. Seasock
                                         Chief Financial Officer